Exhibit 10.2

SUBSCRIPTION AND PURCHASE AGREEMENT
(SUBORDINATED NOTES)

Macatawa Bank Corporation

To:	Macatawa Bank Corporation Attn: Chief Financial Officer 10753 Macatawa Drive Holland, MI 49424

Re:	11% Subordinated Note Due 2017

        1.        SUBSCRIPTION. Macatawa Bank Corporation, a Michigan corporation (the “Company”), has offered to a limited number of accredited investors the opportunity to purchase in the aggregate up to $20,000,000 in principal amount of 11% subordinated notes due 2017 (“Notes”), in substantially the form attached hereto as Exhibit B, to be issued by the Company. The Company may in its discretion issue additional Notes. The undersigned (“Subscriber”) hereby irrevocably subscribes to purchase the dollar amount of Notes as set forth on the signature page of this subscription agreement (this “Subscription Agreement”).

        2.        CLOSING. The Company may conduct one or more closings of the purchase and sale of the Notes (each one a “Closing” ). Each closing shall occur at the offices of Varnum, Riddering, Schmidt & Howlett LLP, 333 Bridge Street, N.W., Suite 1700, Grand Rapids, Michigan 49504 on such dates or at such other place as may be determined by the Company (each one a “Closing Date”). In connection with each Closing, the Company or the Company’s transfer agent will deliver to the Subscriber the Notes, each registered in the undersigned Subscriber’s name (or in the name of such Subscriber’s nominees as may be specified by such Subscriber), against payment by the Subscriber of the purchase price of the Notes.

        3.        ACCEPTANCE. This Agreement is made subject to the Company’s discretionary right to accept or reject the subscription herein. Following action by the Company, the Subscriber will be notified as to whether the subscription has been accepted or rejected. If the Company shall for any reason reject all or part of this subscription, any amount already paid by the Subscriber with respect to the rejected subscription, or part thereof, will be promptly refunded, without interest. Acceptance of this subscription by the Company will be evidenced by the execution hereof by an officer of the Company.

        4.        REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. The Subscriber hereby represents and warrants to the Company as follows, recognizing that the information contained herein is being furnished to the Company in order for the Company to determine whether the Subscriber’s subscription to purchase Notes should be accepted by the Company in light of the requirements of Section 4(2) of the Securities Act of 1933 (the “Act”) and the rules and regulations promulgated thereunder, similar sections of the securities laws of various states, and other relevant factors. The Subscriber understands that (a) the Company will rely on the

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information contained herein for purposes of such determination, (b) the Notes will not be registered under the Act in reliance upon exemptions from registration afforded under the Act, which may include Regulation D promulgated thereunder (“Regulation D”), and (c) the Notes, at the time of sale described herein, will not be registered and/or qualified under any state securities laws. Subscriber also represents and warrants to the Company as follows:

                A.        Advisors. Subscriber acknowledges that he, she or it has been advised to consult with their own attorney regarding legal matters concerning the Company and the Notes and to consult with its tax advisor regarding the tax consequences of acquiring the Notes. Subscriber hereby acknowledges and agrees that Keefe, Bruyette & Woods, Inc. has acted as financial advisor to the Company (and not as an underwriter or placement agent for the Notes) and has not acted as an advisor to, and does not represent, Subscriber.

                B.        Private Placement Memorandum and Access to SEC Filings. Subscriber has received and has had a full opportunity to review the Company’s Private Placement Memorandum, including the description of the Notes and Risk Factors contained therein. Subscriber acknowledges that he, she or it has had full access to the Company’s public filings made pursuant to the Securities Exchange Act of 1934, as amended, which access can be gained at http://www.sec.gov, http://www.gsionline.com, http://www.freeedgar.com and http://www.10kwizard.com. By entering into this Agreement, the undersigned Subscriber acknowledges receipt of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, and the proxy statement for the 2009 annual meeting.

                C.        Notes Not Registered. Subscriber understands that the Notes have not been registered under the Securities Act or any other Securities laws but are being offered and sold to Subscribers in reliance upon specific exemptions from the registration requirements of Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of Subscribers to acquire the Notes.

                D.        Investment Experience. The Subscriber is a sophisticated, accredited and experienced investor with regard to high-risk investments in restricted securities of the sort referred to herein, and is willing and able to bear the economic risk of an investment in the Notes in an amount equal to the amount the Subscriber has subscribed to purchase. The Subscriber has the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Notes. The Subscriber has adequate means of providing for current needs and personal contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Company of the size contemplated. In making this statement, the Subscriber considered whether the Subscriber could afford to hold the Notes for an indefinite period and whether, at this time, the Subscriber could afford a complete loss of an investment in the Notes.

                E.        Accredited Investor Status. The Subscriber has submitted to the Company a complete and executed “Accredited Investor Questionnaire” substantially in the form attached hereto as Exhibit A. The Subscriber hereby certifies that he, she or it is an “Accredited Investor”, as that term is defined under Rule 501(a) of the Securities Act and all information which the Subscriber has provided to the Company in the Accredited Investor Questionnaire is correct and

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complete as of the date set forth thereon. The Subscriber is aware that the sale of the Securities is being made in reliance on Rule 506 of Regulation D, an exemption for non-public offerings under Section 4(2) of the Securities Act.

                F.        Purchase for Own Account. The Subscriber’s purchase of the Notes will be solely for the Subscriber’s own account and not for the account of any other person.

                G.        Investment Purpose. The Notes are being acquired by the Subscriber in good faith for investment and not with a view to distributing such Notes to others or otherwise reselling said Notes or any portion thereof. The Subscriber understands that the substance of the above representations is (i) that the Subscriber does not presently intend to sell or otherwise dispose of all or any part of the Notes; (ii) that the Subscriber does not now have in mind the sale or other disposition of all or any part of the Notes on the occurrence or nonoccurrence of any predetermined event; and (iii) that the Company is relying upon the truth and accuracy of the representations.

                H.        Investment Risks. The Subscriber understands that the purchase of the Notes is subject to risks as stated in the Risk Factors section of the Company’s Private Placement Memorandum, and the Risk Factors disclosed in the Company’s SEC filings or as otherwise may be applicable to similar investments. The Subscriber acknowledges that he, she or it has had an opportunity to review, and upon review, fully understands the Risk Factors contained in the Private Placement Memorandum and also the Risk Factors disclosed in the Company’s SEC filings.

                I.        Due Diligence. The Subscriber has relied solely upon this Subscription Agreement, the Company’s Private Placement Memorandum, the Notes, in substantially the form attached hereto as Exhibit B, and the independent investigations made by the Subscriber with respect to the Notes subscribed for herein, and no oral or written representations beyond the Company’s SEC filings have been made to or been relied upon by the Subscriber.

                J.        Representations Complete. The Subscriber’s representations in this Agreement are complete and accurate to the best of the Subscriber’s knowledge, and the Company and its agents may rely upon them. The Subscriber will notify the Company and any such agent immediately if any material change occurs in any of this information before the sale of the Notes.

                K.        Transfer Restrictions and Resale. The Notes have not been registered with the Securities and Exchange Commission. The Notes may be sold or transferred only in compliance with the applicable securities laws and regulations, including the Securities Act of 1933, as amended (the “Act”). The Notes purchased by Subscriber will be “restricted securities” for purposes of SEC Rule 144 under the Act. The Subscriber agrees to comply with Rule 144 which permits resales of debt securities by persons not affiliated with the Company only if the debt securities have been held for at least six months. Subscriber acknowledges that due to the Note’s status as “restricted securities” it may not be possible to liquidate the undersigned’s investment in the Company during Rule 144‘s six month holding period (the holding period is one year if the Subscriber is deemed to be an “affiliate” of the Company).

                L.        Legend. The Subscriber understands and agrees that stop transfer instructions relating to the Notes will be placed in the Company’s stock transfer ledger, and that the certificates evidencing such securities will bear legends in substantially the following form:

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“THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES ACT OF ANY STATE. EXCEPT AS OTHERWISE PROVIDED IN THE SUBSCRIPTION AGREEMENT REFERENCED IN THIS SUBORDINATED NOTE, THIS SUBORDINATED NOTE MAY NOT BE OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THIS SUBORDINATED NOTE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH STATE OR OTHER LAWS AS MAY BE APPLICABLE, OR RECEIPT BY MACATAWA BANK CORPORATION OF AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES, INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION. THIS OBLIGATION IS SUBORDINATED TO THE CLAIMS OF THE GENERAL CREDITORS OF MACATAWA BANK CORPORATION AND IS NOT SECURED.”

                M.        Binding Obligation. This Agreement when fully executed and accepted by the Company will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms except (a) as its obligations may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws, or by equitable principles relating to or limiting creditors’ rights generally and (b) that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefore may be brought. The Subscriber, if it is a partnership, joint venture, corporation, trust or other entity, was not formed or organized for the specific purpose of acquiring the Notes. The purchase of the Notes by the Subscriber, if it is an entity, is a permissible investment in accordance with the Subscriber’s Articles of Incorporation, bylaws, partnership agreement, articles of organization, declaration of trust or other similar charter document, and has been duly approved by all requisite action by the entity’s owners, directors, officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the Notes has all requisite authority to sign such documents on behalf of the Subscriber, if it is an entity.

                N.        No General Solicitation. The Notes were not offered to the Subscriber by way of general solicitation or general advertising and at no time was the Subscriber presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or televisions advertisement.

                O.        Future Issuances. The Subscriber acknowledges that the Company may in the future issue additional senior debt, subordinated debt, preferred stock, and/or common stock.

                P.        Subordination. Subscriber acknowledges that the Notes are subordinate to all secured obligations and senior obligations of the Company. Subscriber acknowledges that, so long as the indebtedness evidenced by the Notes is deemed to be Tier 2 Capital (or the equivalent) of the

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Company under the applicable rules and regulations promulgated by the Board of Governors of the Federal Reserve System (or successor thereto), the indebtedness evidenced by the Notes shall also be subordinated and junior in right of payment to the Company’s obligations to the general creditors of the Company.

                Q.        Events of Default; Limited Rights of Acceleration. Regulations containing the requirements for Tier 2 Capital treatment substantially limit the “events of default” that result in an acceleration of the amounts due under the Notes. The Subscriber acknowledges that the only “events of default” that will result in an acceleration of the amounts due under the Notes are certain events related to the Company’s bankruptcy or insolvency (whether voluntary or involuntary) or the appointment of a receiver for the Company’s wholly-owned subsidiary bank, Macatawa Bank. The Subscriber further acknowledges that there is no right of acceleration of the payment of principal of the Notes upon a “default” in the payment of interest or principal on the Notes or in the performance of any of the Company’s covenants or agreements contained in the Notes, in the Subscription Agreement or any of the Company’s other obligations or liabilities.

        5.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In connection with the agreement to purchase Notes by Subscriber herein, the Company hereby represents and warrants as follows:

                A.        The Organization. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Michigan and has all the requisite power and authority to conduct its business and own and operate its properties, and to enter into and execute this Agreement and to carry out the transactions contemplated hereby.

                B.        Authority. The Company has the power to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and to authorize the issuance and sale of the Notes contemplated by this Agreement, and the representatives of the Company executing this Agreement are duly authorized to do so.

                C.        Capitalization. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock of which 17,166,515 shares were outstanding as of March 31, 2009, and 500,000 shares of preferred stock of which 31,290 shares of Series A Noncumulative Convertible Perpetual Stock were outstanding as of March 31, 2009.

                D.        Binding Obligation. Assuming the due execution and delivery of this Agreement by the Subscriber, this Agreement is a legal, valid and binding obligation of the Company enforceable in accordance with its terms except (a) as its obligations may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws, or by equitable principles relating to or limiting creditors’ rights generally and (b) that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefore may be brought.

                E.        No Conflicts. The execution, delivery and performance of this Agreement and the fulfillment of or compliance with the terms and provisions hereof, including the issuance and sale of the Notes contemplated by this Agreement, are not in contravention of or in conflict with

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any contract to which the Company is a party or by which the Company or any of its properties may be bound or affected.

        6.        PRO RATA TREATMENT. All payments owed to the holders of the Notes (“Holders”) (whether for principal, interest, or otherwise) shall be made pro rata among such Holders based upon the aggregate unpaid principal amount of the Notes held by each such Holder. Holder agrees that if it shall receive any amount hereunder, applicable to the payment of any of the amounts due under the Notes that exceeds its ratable share (according to the proportion of (x) the unpaid principal amount of Notes held by Holder at such time to (y) the aggregate unpaid principal amount of all Notes) of payments on account of such obligations then or therewith obtained by all the Holders to which such payments are required to have been made, such Holder shall forthwith pay over to the other Holders such excess amount in the proportions necessary to cause the total payments to be apportioned to the Notes ratably as required in this Section 6.

        7.        ENTIRE AGREEMENT. This Agreement together with the Confidentiality Agreement previously executed by the parties hereto and the other documents executed contemporaneously herewith, constitute the entire agreement between the parties with respect to the matters covered thereby, and may only be amended by a writing executed by all parties hereto.

        8.        SURVIVAL OF REPRESENTATIONS. The representations, warranties, acknowledgements and agreements made herein shall survive issuance of the Notes.

        9.        WAIVERS. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing. No waiver of a breach of, or default under, any provision hereof shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any provision or condition of this Agreement.

        10.        COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        11.        CONFIDENTIALITY AGREEMENT. The Subscriber and the Company agree that the provisions of the Confidentiality Agreement previously signed by them in connection with the private placement of the Notes remains in full force and effect.

        12.        NOTICES. Except as otherwise required in this Agreement, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the last known address of the party.

        13.        NON-ASSIGNABILITY. The obligations of a party hereunder shall not be delegated or assigned to any other party without the prior written consent of the other party hereto.

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        14.        GOVERNING LAW. This Subscription Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Michigan, excluding those provisions related to the conflict of laws of different jurisdictions if the effect of the application of those provisions will be to require the application of the laws of a jurisdiction other than Michigan. Each party consents to the jurisdiction of the state or federal courts in Kent County, Michigan, which will be the sole venue for resolution of all disputes related to this Agreement. THE PARTIES HERETO WAIVE THE RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

Attachments:	Annual Report on Form 10-K for the year ended December 31, 2008. Quarterly Report on Form 10-Q for the quarter ended March 31, 2009. Proxy Statement

        IN WITNESS WHEREOF, the Subscriber has executed this Agreement and declares that it is truthful and correct.

[signature pages follow]

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INDIVIDUALS SIGN HERE:

(Check One)
[__]	Community Property	X
(Both spouses must sign)
X
[__]	Individually
X
[__]	Joint tenants with right of survivorship (Both must sign)
Print Name
[__]	Tenants in common (All must sign)
Print Names

Print Names
Note:	Please notify the Company
	if you plan to invest funds	Address
in an individual retirement account (IRA).
Address

Telephone Number

Social Security Number

Dollar Amount of Notes Subscribed For: ($___________________)

(write out dollar amount) Date: _______________, 2009

Signature Page for Individuals

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ENTITIES SIGN HERE:

[__]	Partnerships or Limited
	Liability Company	Print Partnership or LLC Name
By:
Authorized Signature
[__]	Corporation
Print Corporate Name
By:
Authorized Signature
Title:

[__]	As Custodian, Trustee or Agent
Print Name
By:
Authorized Signature

Title, if applicable
All Entities Complete
Address

Address

Telephone Number
Tax I.D. No.:

Dollar Amount of Notes Subscribed For: ($___________________)

(write out dollar amount) Date: _______________, 2009

Date: ___________, 2009

Signature Page for Entities

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PAYER'S NAME: MACATAWA BANK CORPORATION

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number (See Instruction No. 7) Please fill in your name and address below:	Part 1 - TAXPAYER IDENTIFICATION NO. - FOR ALL ACCOUNTS ENTER YOUR TAXPAYER IDENTIFICATION NUMBER ON THE APPROPRIATE LINE. FOR MOST INDIVIDUALS, SOLE PROPRIETORS, AND REVOCABLE TRUSTS THIS IS YOUR SOCIAL SECURITY NUMBER. FOR OTHER ENTITIES, IT IS YOUR EMPLOYER IDENTIFICATION NUMBER.	________________ Social Security Number OR ________________ Employer Identification Number(s)

_____________________
Name

_____________________
Business name, if different from above

Check appropriate box

[_] Individual/Sole proprietor
[_] Partnership
[_] Trust
[_] Corporation
[_] Limited Liability Company. Enter tax
classification (D = disregarded entity, C =
corporation, P = partnership) _____
[_] Other ________________

[_] Exempt from backup withholding

_____________________
Address (number and street)

_____________________
City, State and Zip Code	Part 2 - Certification - Under penalties of perjury, I certify that:

(1) The number shown on the form is my correct Taxpayer Identification
     Number (or I am waiting for a number to be issued to me) and
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. citizen or other person (including a U.S. resident alien).

Certificate Instructions - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

SIGNATURE _____________________ DATE _______________, 2009

Subscribers: please complete and sign the substitute IRS Form W-9 above.

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SUBSCRIPTION AND PURCHASE AGREEMENT ACCEPTED:

[__] IN FULL or [__] for $_______________________

MACATAWA BANK CORPORATION a Michigan Corporation
By:
Name
Title:

Date: ________________, 2009

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EXHIBIT A
MACATAWA BANK CORPORATION
ACCREDITED INVESTOR QUESTIONNAIRE

Note: Individuals must complete SECTION I and Corporations, Partnerships, Trusts and other Entities must complete SECTION II

ALL QUESTIONS IN THE APPROPRIATE SECTION MUST BE ANSWERED

SECTION I. QUESTIONS FOR INDIVIDUALS

1. Name: ___________________________________

2. U.S. Citizen: Yes____ No____ Age:___________

3. Social Security No.:________________________

4. Accredited Investor Suitability Requirements. An individual will qualify as an Accredited Investor as defined in Rule 501(a) of the Securities Act of 1933 (“Securities Act”) if he or she meets any one of the following requirements. The undersigned entity certifies that he/she is an Accredited Investor because:

Yes____ No____	(A) I am a natural person and had an individual net worth on the date hereof (or joint net worth with my spouse) in excess of $1 million (including my home, home furnishings and automobiles).

Yes____ No____	(B) I am a natural person and had an individual income in excess of $200,000 in each of the two most recent years and reasonably expect an income in excess of $200,000 in the current year. For these purposes “income” means my individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gain; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses of a partnership allocated to an individual limited partner.

Yes____ No____	(C) I am a natural person and had a joint income with my spouse in excess of $300,000 in each of the two most recent years and reasonably expect joint income with my spouse in excess of $300,000 in the current year. For these purposes “income” shall be determined as set forth in Section 4(B) above.

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SECTION II. QUESTIONS FOR CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHER ENTITIES

1. Name of Entity: _____________________________________________

2. Type of Entity (corporation, partnership, LLC etc.) _____________________

3. Date of Organization: _________________________________________

4. State of Organization: _________________________________________

5. Federal Taxpayer Identification No.: _____________________________

6. Accredited Investor Suitability Requirements:

Yes____ No____	(A) Was the entity formed for the specific purpose of investing in the securities (as defined in Section 3(a)(10) of the Securities Exchange Act of 1934 ((the “Exchange Act”)) or in the equity securities (as defined in Section 3(a)(11) of the Exchange Act) of Macatawa Bank Corporation?

7. If your answer to question 6(A) above is “No,” CHECK whichever of the following statements is applicable to the entity; if your answer to question 6(A) is “Yes” or if none of the statements in clause 7(A) below is applicable, the entity must be able to certify to statement 7(B) below in order to qualify as an Accredited Investor.

(A) The undersigned entity certifies that it is an Accredited Investor because it is:

Yes____ No____	(i) a corporation, partnership, or limited liability company, not formed for the specific purpose of acquiring the securities or equity securities of Macatawa Bank Corporation, with total assets in excess of $5,000,000;

Yes____ No____	(ii) a bank, as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity;

Yes____ No____	(iii) a broker or dealer registered pursuant to Section 15 of the Exchange Act;

Yes____ No____	(iv) an insurance company as defined in Section 2(13) of the Securities Act;

Yes____ No____	(v) an investment company registered under the Investment Company Act of 1940 ("1940 Act");

Yes____ No____	(vi) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, provided that (A) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such

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act, and the plan fiduciary is either a bank, insurance company or registered investment adviser, or (B) the employee benefit plan has total assets in excess of $5,000,000, or (C) the plan is a self-directed plan and the investment decisions are made solely by persons that are Accredited Investors (if self-directed plan with more than one investment account: (1) each participant must maintain a separate investment account within the plan, and (2) the funds of the separate investment accounts within the plan must not be commingled);

Yes____ No____	(vii) a private business development company as defined in Section 202(a)(22) of the 1940 Act;

Yes____ No____	(viii) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities or equity securities of Macatawa Bank Corporation, with total assets in excess of $5,000,000; or

Yes____ No____	(ix) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities or equity securities of Macatawa Bank Corporation, whose subscription is directed by a sophisticated person as defined in Rule 506(b)(2)(ii) promulgated under the Securities Act.

If none of the above apply, please complete 7(B) below:

(B)	The undersigned entity certifies that it is an Accredited Investor because each of its stockholders, partners, LLC members or other equity holders meets at least one of the following conditions:

Yes____ No____	(i) He/She is a natural person and had an individual net worth (or joint net worth with spouse) at the time of subscription in excess of $1 million (including home, home furnishings and automobiles).

Yes____ No____	(ii) He/She is a natural person and had an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in each of the two most recent years and reasonably expects an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in the current year. For these purposes “income” means individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gains; (ii) any deduction for depletion; (iii) any exclusion for interest; or

Yes____ No____	(iii) The stockholder, partner or other equity holder is a corporation, partnership, trust or other entity which meets the description of at least one of the organizations specified in statement 7(A) above or whose stockholders, partners or other equity holders meet at least one of the descriptions in this statement 7(B).

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IN WITNESS WHEREOF, the undersigned has executed this Investor Questionnaire this ____ day of ___________, 2009, and declares that it is truthful and correct.

Name of Investor or Entity:
Signature of Investor or Representative:
If an Entity, Name and Title of Signatory:
Address:

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EXHIBIT B
MACATAWA BANK CORPORATION
FORM OF 11% SUBORDINATED NOTE DUE 2017

THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES ACT OF ANY STATE. EXCEPT AS OTHERWISE PROVIDED IN THE SUBSCRIPTION AGREEMENT REFERENCED IN THIS SUBORDINATED NOTE, THIS SUBORDINATED NOTE MAY NOT BE OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THIS SUBORDINATED NOTE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH STATE OR OTHER LAWS AS MAY BE APPLICABLE, OR RECEIPT BY MACATAWA BANK CORPORATION OF AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES, INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION. THIS OBLIGATION IS SUBORDINATED TO THE CLAIMS OF ALL GENERAL CREDITORS OF MACATAWA BANK CORPORATION AND IS NOT SECURED.

11% SUBORDINATED NOTE DUE 2017

$[__________]	_______________, 2009

        FOR VALUE RECEIVED, the undersigned, Macatawa Bank Corporation (the “Company”), hereby promises to pay to the order of [                      ], (“Purchaser”), at its offices at              (or at such other place as the holder may from time to time designate) the principal sum of [          ($          )] on August 31, 2017 (the “Stated Maturity Date”) or any earlier date of acceleration of the Stated Maturity Date (as applicable, the “Maturity Date”), and to pay interest on the outstanding principal amount of this 11% Subordinated Note Due 2017 (this “Note”) from _______________ , 2009, quarterly on the fifteenth day of the last month of each calendar quarter, commencing on September 15, 2009 (each, an “Interest Payment Date”), at a rate per annum of 11% prior to the Maturity Date and, if the outstanding principal amount of this Note is not paid in full on the Maturity Date, at a rate equal to 15% per annum on and after the Maturity Date until the principal hereof shall have been paid or duly provided for. Unless expressly prohibited by applicable law, any accrued interest that is not paid when due shall bear interest until paid in full at a rate equal to 11% per annum prior to the Maturity Date and at a rate equal to 15 % per annum on and after the Maturity Date.

        Subscription Agreement. This Note is the Note referred to in the Subscription Agreement (as may be amended, modified, or restated from time to time), dated _______________, 2009, by and between the Company and Purchaser (the “Subscription Agreement”). All of the other 11% Subordinated Notes due 2017 of the Company (as may be amended, modified or restated from time to time) are collectively referred to herein as the “Other Notes,” and this Note and the Other Notes are collectively referred to herein as the “Notes.”

        Prepayment. This Note may not be prepaid at any time prior to July 31, 2012. This Note may be prepaid, in whole or in part, without premium or penalty, at any time from and after July 31, 2012, on the following terms and conditions: (a) the Company shall give the holder at least three

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Business Days’ prior written notice of its intent to make each prepayment; and (b) each prepayment shall be made in immediately available funds and shall be made by paying the principal amount to be prepaid, together with unpaid accrued interest thereon to the date of prepayment. Notwithstanding the foregoing, the Company may not make any prepayment of this Note unless (i) all accrued interest that is then due and payable under the Notes shall have been paid in full, (ii) the Company simultaneously prepays the same percentage of the outstanding principal amount of each Other Note, and (iii) the Company shall have received the prior written approval of the Board of Governors of the Federal Reserve System or its designee, or any successor thereto (the “FRB”), if required.

        Interest. Interest on the principal amount of this Note from time to time outstanding shall be computed on the basis of the actual number of days elapsed over a 360-day year, consisting of twelve (12) 30-day months. In no event, however, shall interest exceed the maximum rate permitted by law.

        In the event the Company can pay some, but not all, of the aggregate interest payable on the outstanding Notes on any Interest Payment Date, or of the aggregate outstanding principal of the Notes on the Maturity Date, or of any fees or other obligations payable under the Notes on the due date therefor, the Company shall apportion the aggregate payment made by it on such Interest Payment Date, Maturity Date or other due date ratably among the Notes in proportion to the respective outstanding principal balances thereof; provided that the foregoing shall not affect any right of the holder of this Note to receive payment in full of such interest, principal or other amount on such Interest Payment Date, Maturity Date or other due date, as the case may be, or otherwise limit any rights and remedies of the holder of this Note with respect thereto.

        Events of Default. Any of the following events shall represent an event of default under this Note (each, an “Event of Default”):

(i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of the Company or for any substantial part of its property, or orders the winding-up or liquidation of its affairs and such decree, appointment or order shall remain unstayed and in effect for a period of sixty (60) days; or

(ii) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

(iii) a court or administrative or governmental agency or body shall enter a decree or order for the appointment of a receiver of the Company’s wholly-owned subsidiary bank, Macatawa Bank (the “Bank”), or all or substantially all of its property in any liquidation, insolvency or similar proceeding with respect to the Bank or all or substantially all of its property; provided that at such time the Bank is a major subsidiary depository institution of the Company as contemplated by Appendix A of 12 CFR part 225; or

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(iv) the Bank shall consent to the appointment of a receiver for it or all or substantially all of its property in any liquidation, insolvency or similar proceeding with respect to it or all or substantially all of its property; provided that at such time the Bank is a major subsidiary depository institution of the Company as contemplated by Appendix A of 12 CFR part 225.

        Upon the occurrence of an Event of Default described in subsections (i), (ii), (iii) or (iv) of the immediately preceding paragraph, the principal of, interest accrued on, and other obligations payable under this Note, will immediately become due and payable, without presentment, demand, protest or notice of any kind.

        There is no right of acceleration of the payment of principal of the Notes upon a “default” in the payment of interest or principal on the Notes or in the performance of any of the Company’s covenants or agreements contained in the Notes, the Subscription Agreement or any of the Company’s other obligations or liabilities. However, upon a default in the payment of principal of or interest on the Notes, holders of the Notes will have a right to institute suit directly against the Company for the collection of such overdue payment.

        Company Obligation. This Note is a debt of the Company only, and is not an obligation of the Bank.

        Unsecured and Subordinate. The indebtedness of the Company evidenced by this Note, including the principal, interest and premium, if any, is not secured by any assets or commitments of the Company, and shall be subordinated to all senior debt of the Company of whatever kind, whenever incurred, and as outstanding at any time (which shall expressly exclude all indebtedness incurred in connection with, or relating to, any trust preferred securities caused to be issued by, or reflected in the consolidated financial statements of, the Company, but shall expressly include all indebtedness of the Company for borrowed money). Further, unless and until the Company receives a written notification from the FRB that the Notes no longer constitute Tier 2 Capital of the Company (other than due to the limitation imposed by the second sentence of 12 C.F.R. Section 250.166(e), which limits the capital treatment of subordinated debt during the five years immediately preceding the maturity date of the subordinated debt) (“FRB Notice”), then the indebtedness evidenced by this Note shall be subordinated and junior in right of payment to the Company’s obligations to the general creditors of the Company. Therefore, unless and until the Company receives an FRB Notice, upon dissolution or liquidation of the Company, no payment of principal or interest shall be due and payable until all general creditors of the Company shall have been paid in full. Purchaser and each other holder of this Note, by the acceptance hereof, agree to be bound by the foregoing provision.

        Ranking as to Junior Subordinated Indebtedness. The Notes will rank senior to all indebtedness already incurred, or hereafter incurred, in connection with, or relating to, any trust preferred securities caused to be issued by, or reflected in the consolidated financial statements of, the Company.

        Successors to the Company. The Company may consolidate with or merge into any other person or convey, transfer or lease its properties and assets substantially as an entirety to any person, provided that the person formed by such consolidation or into which the Company is merged or the person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, in form satisfactory to the Company, the

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due and punctual payment of the principal of (and premium, if any), and interest on, all of the Notes and the performance or observance of every covenant of the Notes on the part of the Company to be performed or observed. The holder of this Note will have no right of acceleration in the event of a consolidation, merger, sale of all or substantially all of the assets, recapitalization or change in stock ownership of the Company.

        Amendments. The written consent of the Company and at least a majority of the principal amount then outstanding under all of the Notes (a “Majority of Holders”) shall be required for any amendment to the Notes (including this Note), and upon receipt of such consent, each Note (including this Note) shall be deemed amended thereby. No such amendment shall be effective except to the extent it applies on an equivalent basis to all of the Notes. No consideration shall be offered or paid to any holder of the Notes to amend or consent to an amendment or other modification of any provision of the Notes unless the same consideration is offered to all of the holders of the Notes.

        Register and Transfer. The Company or its duly appointed agent shall maintain a register for the Notes in which it shall register the issuance and transfer of the Notes (the “Note Register”). The holder of this Note may assign or transfer some or all of its rights hereunder, subject to compliance with applicable state and federal securities laws, without the consent of the Company. All transfers of the Notes shall be recorded on the Note Register maintained by the Company or its agent, and the Company shall be entitled to regard the registered holder of such Note as the actual owner of the Note so registered until the Company or its agent is required to record a transfer of such Note on the Note Register. The Company or its agent shall be required to record any such transfer when it receives the Note to be transferred duly and properly endorsed by the registered holder thereof or by its attorney duly authorized in writing. Upon surrender for registration of transfer of the Note, the Company or its duly appointed agent shall execute and deliver, in the name of the designated transferee or transferees, one or more new Notes in minimum denominations of $25,000 and integral multiples of $25,000. If this Note is prepaid in part, the holder of the Note must physically surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the holder of this Note a new Note of like tenor, registered as such holder may request, representing in the aggregate the remaining principal represented by this Note. The holder of this Note and any assignee, by acceptance of this Note, acknowledge and agree that following any prepayment of any portion of this Note, the principal of this Note may be less than the principal amount stated on the face hereof.

        Miscellaneous. The Company shall pay all taxes (other than transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of this Note.

        THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MICHIGAN, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF MICHIGAN OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF MICHIGAN. ANY ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE SHALL BE BROUGHT EXCLUSIVELY IN ANY STATE OR FEDERAL COURT IN THE CITY OF GRAND RAPIDS, STATE OF MICHIGAN. THE PARTIES WAIVE ANY RIGHT TO A JURY TRIAL.

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        The Company expressly waives any presentment, demand, protest, notice of default, notice of intention to accelerate, notice of acceleration or notice of any other kind.

        The headings in this Note are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this note.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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        This Note is executed as of the date first written above.

MACATAWA BANK CORPORATION
By:
Name
Title: